UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2006

Illumina, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30361	33-0804655
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9885 Towne Centre Drive, San Diego, California		92121-1975
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 202-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2006, the Company’s board of directors approved an amendment to the Company’s bylaws. These amendments became effective upon such approval. Generally, the amendments:

• delete certain provisions that were superseded by the Company’s certificate of incorporation or were redundant with the Delaware General Corporation Law;
• provide that directors who appoint a new director to fill a vacancy created by an increase in the number of directors have the authority to specify which class of directors on which the new director will serve; and
• provide that directors appointed to fill certain vacancies will serve on the same class of directors on which the director being replaced served.

Item 9.01 Financial Statements and Exhibits.

3.2 Amended and Restated Bylaws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

October 31, 2006	By:	/s/ Christian O. Henry

Name: Christian O. Henry
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws.